CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO

ANTIBODY DISCOVERY AGREEMENT AND PROJECT ORDER NO. [***]

This FIRST AMENDMENT (this “Amendment”), effective as of November 8, 2022 (the “Amendment Date”), is entered into by and between Twist Bioscience Corporation, with an address of 681 Gateway Boulevard, South San Francisco, CA 94080 (“Twist”) and Adicet Therapeutics, Inc., a Delaware corporation, with a principal place of business at 1000 Bridge Parkway Redwood City, 94065 (“Customer”). Each of Twist and Customer may be referred to herein as a “Party” and together as the “Parties”.

WHEREAS, Twist and Customer entered into that certain Antibody Discovery Agreement effective March 23, 2021 (the “Agreement”) and Project Order No. [***] effective as of [***]; and

WHEREAS, Twist and Customer now wish to amend certain portions of the Agreement and the Project Order No. [***] as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not defined herein will have the meaning given to such terms in the Agreement and Project Order No. [***].
2.
Audit Rights. The last sentence of Section 12.3 in the Agreement is hereby deleted and replaced in its entirety by the following:

“Twist shall bear the full cost of such audit unless such audit discloses an underreporting by Company of more than [***] of the aggregate amount of the Payments reportable in any calendar year, in which case Company shall reimburse Twist for all costs incurred by Twist in connection with such inspection or audit.”

3.
Activities Fees. Section 3.1 in Project Order No. [***] is hereby deleted and replaced in its entirety by the following:
3.1
Technology Access Fee: Company shall pay Twist an upfront, one-time, non-refundable, technology access fee of [***] within [***] of the Order Effective Date. For clarity, this is equal to the Technology Access Fee for [***].
4.
No Other Modification. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement and Project Order No. [***] will continue in full force and effect and will apply to this Amendment. This Amendment constitutes the complete and exclusive statement of agreement between the Parties with respect to the subject matter of this Amendment, and supersedes all prior agreements and understandings, and all prior and contemporaneous (oral or written) proposals, understanding, representations, conditions, warranties, covenants and all other communications between the Parties respecting the subject matter hereof. This Amendment may be amended only by a writing that refers to the Agreement and this Amendment and is signed by an authorized representative of both Parties.
5.
Miscellaneous. This Amendment may be signed in multiple counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument. Signatures to this Amendment delivered by facsimile or other form of electronic transmission (e.g., portable document format (PDF)) will be deemed binding as originals. This Amendment and the performance of the Parties hereunder will be construed in accordance with the laws of the State of California, U.S.A., without regard to provisions on the conflict of laws.

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CONFIDENTIAL

ACTIVE/122102244.4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties have each caused this Amendment to be executed by their duly authorized representatives as of the Amendment Date.

Twist Bioscience Corporation	Adicet Therapeutics, Inc.

By: /s/ Emily Leproust	By: /s/ Chen Schor
Name: Emily Leproust	Name: Chen Schor
Title: CEO	Title: CEO

ACTIVE/122102244.4